EXHIBIT 99.1

GEE Group Adopts Rule 10b5-1 Stock Trading Plan for Share Repurchases

Jacksonville, Florida, August 15, 2023 / Accesswire / GEE Group Inc. (NYSE American: JOB) together with its subsidiaries (collectively referred to as the “Company”, “GEE Group”, “GEE”, “us”, “our”, or “we”), a provider of professional staffing services and human resource solutions, today announced that the Company has entered into a Rule 10b5-1 Stock Trading Plan (the “Plan”) to facilitate the repurchase of the Company’s currently outstanding shares of common stock, no par value (the “Common Stock”) in tandem with its recently authorized $20 million Share Repurchase Program.

Rule 10b5-1 allows a company to repurchase its shares at times when it otherwise might be prevented from doing so under the insider trading laws or because of self-imposed blackout periods, provided, among other considerations, that repurchases are made pursuant to a plan adopted when the company is not aware of material nonpublic information or is not otherwise prohibited from acquiring its own shares. Share repurchases under the Plan may be made in the open market at prevailing market prices from time to time subject to the parameters set forth in the Plan and as market conditions warrant. All repurchases will be implemented in accordance with the applicable requirements of Rules 10b5-1 and 10b-18 under the U.S. Securities Exchange Act of 1934, as amended. An independent U.S. broker-dealer is acting as the Company’s agent to purchase its shares on pre-arranged terms pursuant to the Plan and in coordination with GEE Group’s existing Share Repurchase Program.

Under the Share Repurchase Program previously authorized by the Company’s Board of Directors and announced on April 27, 2023, the Company may repurchase up to an aggregate of $20 million of its shares of Common Stock in the open market until December 31, 2023. The Company intends to continue to finance the repurchases using its available cash. There can be no assurances as to the exact number, or aggregate value, of shares that will be repurchased by GEE Group. Subject to the rules and regulations of the Securities Exchange Act of 1934, and other applicable laws, the Plan and or Share Repurchase Program may be suspended or discontinued at any time in Company ‘s sole discretion.

Derek Dewan, GEE Group’s Chairman and Chief Executive Officer, remarked, “The board’s adoption of the 10b5-1 Stock Trading Program in conjunction with the Company’s existing Share Repurchase Program is an important part of our capital allocation strategy and is a reflection of the confidence that the Board has in the Company’s operating fundamentals, cash flow, liquidity, business opportunities and growth prospects. We believe that GEE Group stock is undervalued and represents a great investment and that our Share Repurchase Program demonstrates our continued commitment to deliver long-term shareholder value.”

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

Forward-looking Statements Safe Harbor

In addition to historical information, this press release contains statements relating to possible future events and/or the Company’s future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995 and are subject to the “safe harbor” created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. These forward-looking statements include without limitation information relating to our intended share repurchases, the amount and timing of share repurchases, the possibility that the share repurchase program may be discontinued or suspended, anticipated cash flow generation and expected shareholder benefits. Such forward-looking statements often contain, or are prefaced by, words such as “will”, “may,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “pro forma”, “estimates,” “aims,” “believes,” “hopes,” “potential,” “intends,” “suggests,” “appears,” “seeks,” or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company’s actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the “Novel Coronavirus” (“COVID”-19), has been detrimental to and may continue to negatively impact and disrupt the Company’s business operations. The health outbreak has caused a significant negative effect on the global economy, employment in general including the lack of demand for the Company’s services which is exacerbated by government and client directed “quarantines”, “remote working”, “shut-downs” and “social distancing”. There is no assurance that conditions will not persist or worsen and further negatively impact GEE Group. Certain other factors that might cause the Company’s actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company’s competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company’s failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company’s failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company’s failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company’s failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, global pandemics such as the deadly “coronavirus” (COVID-19) or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading “Forward-Looking Statements” in the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company’s other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.

Kim Thorpe

630.954.0400

invest@genp.com

2